Exhibit 99.8

Unaudited Pro Forma Condensed Financial  Statements

Table of Contents

Index

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2016

1

Unaudited Pro Forma Consolidated Statement of Operations

for the Year Ended December 31, 2015

2

Unaudited Pro Forma Consolidated Statement of Operations

for the Nine Months Ended December 31, 2016

3

Notes to the Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Condensed Financial Statements

Interlok Key Management Inc. Unaudited Pro Forma Consolidated Balance Sheet December 31, 2016
	Butte Highlands Mining Mining Company	Interlok Key anagement Inc Management Inc Inc.	Combined Totals		Pro Forma Adustments	Ref	Pro Forma Totals
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$60,125	$50,682	$110,807		$-		$110,807
Prepaid expense	110	-	110				110
Total Current Assets	60,235	50,682	110,917		-		110,917

OTHER ASSETS
Patents	-	68	68		-		68

TOTAL ASSETS	$60,235	$50,750	$110,985		$-		110,985

LIABILITIES AND STOCKHOLDERS' /MEMBERS DEFICIT

CURRENT LIABILITIES
Accounts payable	$1,365	$-	$1,365	$			$1,365
Advances payable to related party	-	10,662	10,662		-		10,662
Accrued interest	-	4,142	4,142				4,142
Accrued expense	-	12,538	12,538		-		12,538
Total Current Liabilities	1,365	27,342	28,707		-		28,707

OTHER LIABILITIES
Convertible notes payable	-	210,000	210,000		-		210,000
Total Other Liabilities	-	210,000	210,000		-		210,000

COMMITMENTS AND CONTINGENCIES	-	-	-		-		-

STOCKHOLDERS' / MEMBER'S DEFICIT
Preferred stock, $0.001 par value, 20,000,000 shares authorized,
none issued and outstanding	-
Common stock, Class A, $0.001 par value
500,000,000 shares authorized; 1,443,017	-	-	-		-		-
shares issued and outstanding	1,443		1,443		56,656	1,2	58,099
Common stock, Class B, $0.001 par value			-
1,707,093 shares authorized; 1,538,872
shares issued and outstanding	1,539		1,539				1,539
Member Units, $1 par value; 1,000 units authorized;
0 and 1,000 issued and outstanding, respectively
Common stock, $.001 par value; 100,000,000
authorized; 56,655,891 and 0 shares
issued and outstanding, respectively		56,656	56,656		(56,656)	1,2	-
Additional paid in capital	269,469	31,900	301,369		(213,581)		87,788
Subscriptions receivable	-	(81,481)	(81,481)				(81,481)
Accumulated deficit	(213,581)	(193,667)	(407,248)		213,581	3	(193,667)
Total Stockholders' Equity	58,870	(186,592)	(127,722)		-		127,722)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$60,235	$50,750	$110,985		$-		$110,985

Unaudited Pro Forma Condensed Financial Statements

InterLok Key Management Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Fiscal Year Ended December 31, 2015
	Butte Highlands Mining Company	InterLok Key Management LLC	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
OPERATING EXPENSES
Professional fees & consulting	$ 27,045	$ 165	$ 27,210			$ 27,210
Amortization of patents	-	30	30			30
General and administrative	5,696	11,995	17,691			17,691
TOTAL OPERATING EXPENSES	32,741	12,190	44,931	-		44,931

OTHER INCOME (EXPENSES)
Interest income	1	-	1			1
Interest expense	(10)	-	(10)			(10)
TOTAL OTHER INCOME (EXPENSES)	(9)	-	(9)	-		(9)

LOSS BEFORE TAXES
Income tax expense	-	-	-			-

NET LOSS	$ 32,750	$ 12,190	$ 44,940	$ -		$ 44,940

PRO FORMA NET LOSS PER COMMON
SHARE, BASIC AND DILUTED	($0.01)					$(nil)

PRO FORMA WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING, BASIC AND DILUTED	2,981,889			56,655,891	4	59,637,780

Unaudited Pro Forma Condensed Financial Statements

InterLok Key Management Inc. Unaudited Pro Forma Consolidated Statements of Operations For Fiscal Year Ended December 31, 2016

	Butte
	Highlands	InterLok Key					Adjusted
	Mining	Management	Combined		Pro Forma	Ref	Pro Forma
	Company	Inc	Totals		Adjustments		Totals
OPERATING EXPENSES
General and administrative	$27,813	$69,868	$97,681	$			$97,681
Consulting expense	-	17,000	17,000				17,000
Professional fees	-	29,558	29,558				29,558
Product development cost	-	25,000	25,000				25,000
Amortization of patents	11,920	30	11,950				11,950
TOTAL OPERATING EXPENSES	39,733	141,456	181,189		-		181,189

LOSS FROM OPERATIONS	(39,733)	(141,456)	(181,189)		-		(181,189)

OTHER INCOME (EXPENSES)
Interest income	-	1	1				1
Interest expense	-	(4,160)	(4,160)				(4,160)
TOTAL OTHER INCOME (EXPENSES)	-	(4,160)	(4,159)		-		(4,159)

LOSS BEFORE TAXES	(39,733)	(145,616)	(185,348)		-		(185,348)

INCOME TAXES
Income tax benefit	-	-	-				-
Tax expense	-	-	-				-
	-	-	-		-		-

NET LOSS	$(39,733)	$(145,616)	$(185,348)		$-		$(185,348)

NET LOSS PER MEMBER UNIT,
BASIC AND DILUTED	$(0.01)	$(0.02)	$(0.02)		$-		$(0.03)

WEIGHTED AVERAGE NUMBER OF
COMMON STOCK SHARES
OUTSTANDING, BASIC AND DILUTED	2,981,889	6,758,824	9,740,713		(2,981,889)		6,758,824

INTERLOK KEY MANAGEMENT INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

These unaudited pro forma consolidated financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of InterLok Key Management Inc. and Butte Highlands Mining Company. Effective January 6, 2017, InterLok Key Management Inc. entered into a Share Exchange Agreement with Butte Highlands Mining Company, a United States publicly traded company registered with the Securities and Exchange Commission. Under the terms of the agreement, the shareholders of InterLok Key Management Inc. exchanged all 56,655,891 outstanding shares of its common stock to Butte Highlands Mining Company for 56,655,891 shares of Class “A” common stock of Butte Highlands Mining Company.

These pro forma consolidated financial statements have been compiled from and include:

a)

An unaudited pro forma consolidated balance sheet combining the audited balance sheet of InterLok Key Management Inc. as of December 31, 2016, with the audited balance sheet of Butte Highlands Mining Company as December 31, 2016, giving the effect to the transaction is if it occurred on December 31, 2016.

b)

An unaudited pro forma consolidated statement of operations combining the audited statement of operations of InterLok Key Management Inc. for the year ended December 31, 2015, with the audited statement of operations of Butte Highlands Mining Company for the year ended December 31, 2015, giving effect to the transaction as if it occurred on January 1, 2015.

c)

An unaudited pro forma consolidated statement of operations combining the audited statement of operations of InterLok Key Management Inc. for the year ended December 31, 2016, with the audited statement of operations of Butte Highlands Mining Company for the year ended December 31, 2016, giving effect to the transaction as if it occurred on January 1, 2015.

The unaudited pro forma financial consolidated statements have been compiled using the significant accounting policies as set out in the audited financial statements of InterLok Key Management Inc. and Butte Highlands Mining Company for the years ended December 31, 2015 and December 31, 2016. Certain historical financial statement amounts of InterLok Key Management Inc. have been reclassified to conform to the Butte Highlands Mining Company presentation.  These reclassifications had no impact on net loss or accumulated deficit as previously presented.

Note 2. Proposed Transaction

On January 6, 2017 InterLok Key Management Inc. entered into a share exchange agreement ("Plan of Merger") with Butte Highlands Mining Company, a US publicly traded company registered with the Securities and Exchange Commission. Under the terms of the agreement, the shareholders of InterLok Key Management Inc. exchanged all 56,655,891 outstanding shares of its common stock to Butte Highlands Mining Company for 56,655,891 shares of Class “A” common stock of Butte Highlands Mining Company.

The Plan of Merger was treated as a reverse merger with InterLok Key Management Inc. deemed the accounting acquirer and Butte Highlands Mining Company deemed the accounting acquiree under the acquisition method of accounting. The reverse merger is deemed a recapitalization and the unaudited pro forma consolidated financial statements represent the continuation of the financial statements of InterLok Key Management Inc., while the capital structure of Butte Highlands Mining Company remains intact. Assets acquired and liabilities assumed are reported at their historical amounts.

Pro forma adjustments reflect the issuance of 56,655,891 shares of Class A Common Stock of Butte Highlands Mining Company in exchange for 56,655,891 shares of Common Stock of InterLok Key Management Inc.

The following is a detail of the pro forma adjustments:

Ref 1 – Exchange all outstanding common shares of InterLok Key Management Inc. for 56,655,891 Class A common shares of Butte Highlands Mining Company

Ref 2 – Issue 56,655,891 Class A common shares of Butte Highlands Mining Company in exchange for all outstanding shares of InterLok Key Management Inc.

Ref 3 – Eliminate Butte Highlands Mining Company accumulated deficit.